U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2006

THE CENTER FOR WOUND HEALING, INC.

(Exact name of registrant as specified in charter)

Nevada	33-8067-NY	87-0618831
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

517 Route 1 South, Suite 3060, Iselin, NJ	08830
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code: 732-726-3200

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On November 16, 2006, The Center for Wound Healing, Inc., as a result of being unable to timely file its annual report on Form 10-KSB, is no longer being quoted on the Over-the-Counter Bulletin Board of the National Association of Securities Dealers, Inc. but is being reported on the ‘pink sheets” under the symbol “CFWH.PK.”

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2006

THE CENTER FOR WOUND HEALING, INC.

By:	/s/ Phillip Forman
Name:	Phillip Forman
Title:	Chief Executive Officer